UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2017
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THE WESTERN UNION COMPANY
(Exact name of registrant as specified in its charter)
_______________________________

Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12500 East Belford Avenue Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

(866) 405-5012
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Western Union Company (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) on Thursday, May 11, 2017. At the Annual Meeting, the stockholders of the Company: (i) elected the persons listed below to serve as directors of the Company for a one-year term; (ii) on an advisory basis, voted in favor of the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting; (iii)  on an advisory basis, voted in favor of a one-year frequency of the advisory vote on executive compensation; (iv) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2017; (v) did not approve a stockholder proposal regarding political contributions disclosure; (vi) approved a stockholder proposal regarding stockholder action by written consent; and (vii) did not approve a stockholder proposal regarding a report detailing risks and costs to the Company caused by state policies supporting discrimination. The final voting results for the matters voted upon at the Annual Meeting are as follows:

Proposal 1: Election of Directors.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Martin I. Cole	404,918,872	1,218,886	150,280	24,041,990
Hikmet Ersek	404,083,222	2,050,710	154,106	24,041,990
Richard A. Goodman	397,886,746	8,248,490	152,802	24,041,990
Betsy D. Holden	394,807,615	11,345,088	135,335	24,041,990
Jeffrey A. Joerres	396,299,163	9,837,254	151,621	24,041,990
Roberto G. Mendoza	367,109,112	39,022,053	156,873	24,041,990
Michael A. Miles, Jr.	395,760,369	10,148,978	378,691	24,041,990
Robert W. Selander	396,326,311	9,812,383	149,344	24,041,990
Frances Fragos Townsend	403,340,782	2,801,710	145,546	24,041,990
Solomon D. Trujillo	398,247,196	7,889,930	150,912	24,041,990

Proposal 2: Advisory Vote on Executive Compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
384,789,220	19,166,948	2,331,232	24,042,628

Proposal 3: Advisory Vote on the Frequency of the Vote on Executive Compensation.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
383,959,596	597,194	21,516,663	213,947	24,042,628

In light of these voting results and other factors, the Company’s Board of Directors, at its meeting held May 11, 2017, determined that the Company will hold an annual advisory vote on executive compensation, until the next required vote on the frequency of the stockholder advisory vote on executive compensation.

Proposal 4: Ratification of Selection of Auditors.

Votes For	Votes Against	Abstentions	Broker Non-Votes
415,568,137	14,615,137	146,754	0

Proposal 5: Stockholder Proposal Regarding Political Contributions Disclosure.

Votes For	Votes Against	Abstentions	Broker Non-Votes
140,764,967	260,178,128	5,344,943	24,041,990

Proposal 6: Stockholder Proposal Regarding Stockholder Action by Written Consent.

Votes For	Votes Against	Abstentions	Broker Non-Votes
207,847,542	198,000,248	440,248	24,041,990

Proposal 7: Stockholder Proposal Regarding Report Detailing Risks and Costs to Company Caused by State Policies Supporting Discrimination.

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,403,712	360,374,491	9,509,197	24,042,628

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2017	THE WESTERN UNION COMPANY

	By:	/s/ DARREN A. DRAGOVICH
	Name:	Darren A. Dragovich
	Title:	Assistant Secretary